Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is made and entered into as of the 31st day of May, 2018, by and among NSA OP, LP, a Delaware limited partnership (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the “Guarantors” and together with the Borrower, collectively, the “Loan Parties”), certain existing lenders party hereto from time to time, NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (“NSA REIT”), KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”), and the financial institutions which are a party to the Credit Agreement (defined below) as lenders (collectively, the “Lenders”).
WHEREAS, the Loan Parties, NSA REIT, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 6, 2016 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;
WHEREAS, the Borrower has requested that the requisite Lenders under the Credit Agreement and each of the Tranche B Lenders agree to amend the definition of “Applicable Margin” as reflected herein for the Tranche B Loans;
WHEREAS, the requisite Lenders under the Credit Agreement and each of the Tranche B Lenders is willing to agree, on the terms and subject to the conditions set forth herein, to amend the definition of “Applicable Margin” as reflected herein for the Tranche B Loans, as more particularly set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.    Amendments to Credit Agreement.
As of the Fourth Amendment Effective Date, the Credit Agreement is amended as set forth below:

(i)     The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is amended by deleting the Table contained in clause (a) thereof in its entirety and inserting in place thereof the following new Table:

Level	Total Leverage Ratio	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Tranche A Term Loans that are LIBOR Loans	Applicable Margin for Tranche A Term Loans that are Base Rate Loans	Applicable Margin for Tranche B Term Loans that are LIBOR Loans	Applicable Margin for Tranche B Term Loans that are Base Rate Loans	Applicable Margin for Tranche C Term Loans that are LIBOR Loans	Applicable Margin for Tranche C Term Loans that are Base Rate Loans	Applicable Margin for Tranche D Term Loans that are LIBOR Loans	Applicable Margin for Tranche D Term Loans that are Base Rate Loans
1	Less than or equal to 45%	1.40%	0.40%	1.35%	0.35%	1.30%	0.30%	1.70%	0.70%	1.30%	0.30%
2	Greater than 45% and less or equal to 50%	1.55%	0.55%	1.50%	0.50%	1.40%	0.40%	1.90%	0.90%	1.45%	0.45%
3	Greater than 50% and less than or equal to 55%	1.75%	0.75%	1.70%	0.70%	1.50%	0.50%	2.05%	1.05%	1.65%	0.65%
4	Greater than 55%	1.95%	0.95%	1.90%	0.90%	1.70%	0.70%	2.25%	1.25%	1.85%	0.85%

(ii)    The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is further amended by deleting the Table contained in clause (b) thereof in its entirety and inserting in place thereof the following new Table:

Level	Borrower’s Credit Rating (S&P/Moody’s or Equivalent)	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Tranche A Term Loans that are LIBOR Loans	Applicable Margin for Tranche A Term Loans that are Base Rate Loans	Applicable Margin for Tranche B Term Loans that are LIBOR Loans	Applicable Margin for Tranche B Term Loans that are Base Rate Loans	Applicable Margin for Tranche C Term Loans that are LIBOR Loans	Applicable Margin for Tranche C Term Loans that are Base Rate Loans	Applicable Margin for Tranche D Term Loans that are LIBOR Loans	Applicable Margin for Tranche D Term Loans that are Base Rate Loans
1	At Least A- or A3	0.85%	0.00%	0.95%	0.00%	0.90%	0.00%	1.50%	0.50%	0.90%	0.00%
2	BBB+ or Baa1	0.90%	0.00%	1.00%	0.00%	0.95%	0.00%	1.55%	0.55%	0.95%	0.00%
3	BBB or Baa2	1.00%	0.00%	1.15%	0.15%	1.10%	0.10%	1.65%	0.65%	1.10%	0.10%
4	BBB- or Baa3	1.20%	0.20%	1.40%	0.40%	1.35%	0.35%	1.90%	0.90%	1.35%	0.35%
5	Below BBB- and Baa3	1.55%	0.55%	1.80%	0.80%	1.75%	0.75%	2.45%	1.45%	1.75%	0.75%

3.    Amendment to Schedule 1.1 of the Credit Agreement. Schedule 1.1 to the Credit Agreement is hereby deleted and replaced with Schedule 1.1 attached hereto as Annex 1.
4.    No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any Lender’s right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.
5.    Conditions to Effectiveness. This Fourth Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) when each of the following conditions is satisfied:
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each dated as of the date hereof and each in form and substance satisfactory to the Administrative Agent unless otherwise specified:

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(i)    counterparts of this Fourth Amendment, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT, the requisite Lenders under the terms of the Credit Agreement and each of the Tranche B Lenders, in each case sufficient in number for distribution to each party hereto; and
(ii)    such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.
6.    Representations and Warranties. NSA REIT, Borrower and each of the Guarantors jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    The execution, delivery and performance of this Fourth Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent limited liability company or partnership) authority of NSA REIT and each of the Loan Parties, (ii) have been duly authorized by all necessary corporate, limited liability company or partnership (or other) proceedings of NSA REIT and each applicable Loan Party, (iii) do not conflict with or result in any material breach or contravention of any provision of any Applicable Law applicable to NSA REIT or any Loan Party or of any judgment, order, writ, injunction, license or permit applicable to NSA REIT or any of the Loan Parties, (iv) do not conflict with, result in a breach of or constitute a default under the organizational documents of NSA REIT or any Loan Party, or any material indenture, agreement or other instrument to which NSA REIT, any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (v) do not require any Governmental Approval and (vi) do not contravene any provisions of, or constitute a Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to NSA REIT or such Loan Party or any of NSA REIT or such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of NSA REIT or such Loan Party.
(b)    This Fourth Amendment has been duly executed and delivered by NSA REIT and each of the Loan Parties and constitutes the legal, valid and legally binding obligations of NSA REIT and each of the Loan Parties enforceable against each of them in accordance with the respective terms and provisions hereof, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Obligations are not subject to any offsets, defenses or counterclaims.
(c)    The representations and warranties made or deemed made by NSA REIT and each Loan Party in the Loan Documents to which it is a party are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this Paragraph 6(c), the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed

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to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement.
(d)    Both before and after giving effect to this Fourth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
7.    Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment. NSA REIT and each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
8.    Further Assurances. NSA REIT and the Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Fourth Amendment.
9.    No Actions, Claims, etc. As of the date hereof, NSA REIT and each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or other Loan Documents on or prior to the date hereof.
10.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.    Consent to Jurisdiction; Venue; Waiver of Jury Trial. The jurisdiction, venue and waiver of jury trial provisions set forth in Section 13.4 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis
13.    Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission

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or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Fourth Amendment to Credit Agreement as a sealed instrument as of the date first set forth above.
BORROWER:

NSA OP, LP, as Borrower

By:	NATIONAL STORAGE AFFILIATES TRUST, its general partner

By:     /s/ Tamara Fischer______________
Name:     Tamara Fischer
Title:     Authorized Signatory

NSA REIT:

NATIONAL STORAGE AFFILIATES TRUST

By: /s/ Tamara Fischer_______________________
Name:     Tamara Fischer
Title:     Authorized Signatory

Each of the undersigned Guarantors hereby absolutely and unconditionally reaffirms its continuing obligations to the Administrative Agent and the Lenders under its respective Guaranty and agrees that the transactions contemplated by the Fourth Amendment shall not in any way affect the validity and enforceability of its Guaranty or reduce, impair or discharge the obligations of any Guarantor thereunder.

SUBSIDIARY GUARANTORS:

All Stor Indian Trail, LLC,
American Mini Storage-San Antonio, LLC,
Eagle Bow Wakefield, LLC,
Great American Storage Partners, LLC,
NSA-C Holdings, LLC,
NSA-G Holdings, LLC,
NSA Northwest Holdings II, LLC,
NSA – Optivest Acquisition Holdings, LLC,
NSA Property Holdings, LLC,
NSA Storage Solutions, LLC,
SecurCare Colorado III, LLC,
SecurCare Moveit McAllen, LLC,
SecurCare Oklahoma I, LLC,
SecurCare Oklahoma II, LLC,
SecurCare Properties I, LLC,
SecurCare Properties II, LLC,
SecurCare Portfolio Holdings, LLC,
StoreMore Self Storage – Pecos Road, LLC,
each, a Delaware limited liability company

By: /s/ Tamara Fischer______________________
Name:     Tamara Fischer
Title:     Authorized Signatory

Bullhead Freedom Storage, L.L.C,
an Arizona limited liability company

By: /s/ Tamara Fischer______________________
Name:     Tamara Fischer
Title:     Authorized Signatory

GAK, LLC,
Washington Murrieta II, LLC,
Washington Murrieta IV, LLC,
each a California limited liability company

By: /s/ Tamara Fischer_______________________
Name:     Tamara Fischer
Title:     Authorized Signatory

WCAL, LLC,
a Texas limited liability company

By: /s/ Tamara Fischer______________________
Name:     Tamara Fischer
Title:     Authorized Signatory

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:    /s/ Michael P. Szuba_
Name: Michael P. Szuba
Title: Vice President

        LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Michael P. Szuba
Name:    Michael P. Szuba
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:_/s/ James A. Harmann__________________
Name: James A. Harmann
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Benjamin Kuruvila____________________
Name:     Benjamin Kuruvila
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Vernon Chi_______________________
Name:     Vernon Chi
Title: Senior Vice President

BMO HARRIS BANK N.A., as a Lender

By: /s/ Michael Rauffman____________________
Name:     Michael Rauffman
Title: Managing Director

Signature Page to Fourth Amendment (NSA/KeyBank 2018)

THE HUNTINGTON NATIONAL BANK, a National Banking Association, as a Lender

By: _/s/ Lisa M. Mahoney____________________
Name:     Lisa M. Mahoney
Title: Assistant Vice President

Signature Page to Fourth Amendment (NSA/KeyBank 2018)

REGIONS BANK, as a Lender

By: /s/ Paul E. Burgan________________________
Name:     Paul E. Burgan
Title: Vice President

Signature Page to Fourth Amendment (NSA/KeyBank 2018)

CAPITAL ONE NATIONAL
ASSOCIATION, as a Lender

By: /s/ Frederick H. Denecke___________________

Name:	Frederick H. Denecke
Title: Senior Vice President

Signature Page to Fourth Amendment (NSA/KeyBank 2018)

SUNTRUST BANK, as a Lender

By: /s/ Alexander Rownd______________________
Name:     Alexander Rownd
Title:    Vice President

Signature Page to Fourth Amendment (NSA/KeyBank 2018)

Annex 1
SCHEDULE 1.1
Lender Commitments
Revolving Commitments

Lender	Revolving Commitment Amount	Revolving Percentage
KeyBank National Association	$37,500,000.00	9.375000000%
PNC Bank, National Association	$37,500,000.00	9.375000000%
U.S. Bank National Association	$45,000,000.00	11.250000000%
Wells Fargo Bank, National Association	$35,000,000.00	8.750000000%
BMO Harris Bank N.A.	$37,500,000.00	9.375000000%
Capital One, National Association	$37,500,000.00	9.375000000%
Regions Bank	$30,000,000.00	7.500000000%
The Huntington National Bank	$25,000,000.00	6.250000000%
Morgan Stanley Bank, N.A.	$25,000,000.00	6.250000000%
Morgan Stanley Senior Funding, Inc.	$30,000,000.00	7.500000000%
Royal Bank of Canada	$30,000,000.00	7.500000000%
SunTrust Bank	$30,000,000.00	7.500000000%
Associated Bank, National Association	--	--
Citibank, N.A.	--	--
Mega International Commercial Bank Co., Ltd. New York Branch	--	--
TOTAL	$400,000,000.00	100.000000000%

Annex 1 - 1

Term Loan Commitments/Term Loans

Lender	Tranche A Commitment Amount/Tranche A Term Loan	Tranche A Commitment Percentage	Tranche B Commitment Amount/Tranche B Term Loan	Tranche B Commitment Percentage	Tranche C Commitment Amount/Tranche C Term Loan	Tranche C Commitment Amount/Tranche C Term Loan	Tranche D Commitment Amount/Tranche D Term Loan	Tranche D Commitment Amount/Tranche D Term Loan
KeyBank National Association	$27,500,000.00	11.702127660%	$23,750,000.00	15.322580650%	$25,000,000.00	23.809523810%	$10,000,000.00	8.000000000%
PNC Bank, National Association	$27,500,000.00	11.702127660%	$23,750,000.00	15.322580650%	$25,000,000.00	23.809523810%	$10,000,000.00	8.000000000%
U.S. Bank National Association	$32,500,000.00	13.829787230%	$12,500,000.00	8.064516129%	--	--	$10,000,000.00	8.000000000%
Wells Fargo Bank, National Association	$25,000,000.00	10.638297870%	$12,500,000.00	8.064516129%	--	--	$32,500,000.00	26.000000000%
BMO Harris Bank N.A.	$20,000,000.00	8.510638298%	$17,500,000.00	11.290322580%	$25,000,000.00	23.809523810%	$10,000,000.00	8.000000000%
The Huntington National Bank	$17,500,000.00	7.446808511%	$7,500,000.00	4.838709677%	--	--	--	--
Regions Bank	$20,000,000.00	8.510638298%	$10,000,000.00	6.451612903%	--	--	$10,000,000.00	8.000000000%
Morgan Stanley Senior Funding, Inc.	$10,000,000.00	4.255319149%	--	--	--	--	--	--
Capital One, National Association	$20,000,000.00	8.510638298%	$22,500,000.00	14.516129030%	--	--	--	--
SunTrust Bank	$30,000,000.00	12.765957450%	$25,000,000	16.129032260%	--	--	$10,000,000.00	8.000000000%
Royal Bank of Canada	--	--	--	--	--	--	--	--

Annex 1 - 2

Lender	Tranche A Commitment Amount/Tranche A Term Loan	Tranche A Commitment Percentage	Tranche B Commitment Amount/Tranche B Term Loan	Tranche B Commitment Percentage	Tranche C Commitment Amount/Tranche C Term Loan	Tranche C Commitment Amount/Tranche C Term Loan	Tranche D Commitment Amount/Tranche D Term Loan	Tranche D Commitment Amount/Tranche D Term Loan
Associated Bank, National Association	--	--	--	--	$30,000,000.00	28.571428570%	--	--
Morgan Stanley Bank, N.A.	--	--	--	--	--	--	--	--
Citibank, N.A.	--	--	--	--	--	--	$32,500,000.00	26.000000000%
Mega International Commercial Bank Co., Ltd. New York Branch	$5,000,000.00	2.127659574%	--	--	--	--	--	--
TOTAL	$235,000,000.00	100.000000000%	$155,000,000.00	100.000000000%	$105,000,000.00	100.000000000%	$125,000,000.00	100.000000000%

Annex 1 - 3